SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                 August 10, 2004
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                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
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             (Exact name of Registrant as specified in its charter)



 Delaware                  0-28538                    13-5630895
--------------------------------------------------------------------------------
(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 incorporation)                                       Number)



1999 Broadway, Suite 4300, Denver, CO                      80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


                                 (303) 296-5600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 9:  Regulation FD Disclosure

                  The registrant hereby furnishes the information set forth in the press release the registrant issued on August 10, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           TITANIUM METALS CORPORATION
                           (Registrant)




                           By: /s/ Matthew O'Leary
                           ----------------------------------------
                           Matthew O'Leary
                           Corporate Attorney and Assistant Secretary


Date: August 10, 2004

                                INDEX TO EXHIBITS


Exhibit No.       Description

      99.1        Press release dated August 10, 2004 issued by
                  Titanium Metals Corporation

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE                                   Contact:

Titanium Metals Corporation                             Bruce P. Inglis
1999 Broadway, Suite 4300                               Vice President - Finance
Denver, Colorado 80202                                    & Corporate Controller
                                                        (303) 296-5600


                 RESULTS OF TIMET'S ANNUAL STOCKHOLDERS' MEETING

     DENVER, COLORADO . . . August 10, 2004 . . . Titanium Metals Corporation (NYSE: TIE) held its Annual Stockholders' Meeting on August 5, 2004, at which seven incumbent members of TIMET's Board of Directors were elected, each to serve until the next Annual Meeting of Stockholders. The members of the Board of Directors are: J. Landis Martin, Chairman, Norman N. Green, Dr. Gary C. Hutchison, Dr. Albert W. Niemi, Jr., Glenn R. Simmons, Steven L. Watson, and Paul J. Zucconi.

     A majority of TIMET's stockholders entitled to vote at the Annual Meeting also approved the previously announced exchange offer pursuant to which the Company would issue shares of newly created Series A Preferred Stock in exchange for the 6.625% Convertible Preferred Securities, Beneficial Unsecured Convertible Securities of TIMET Capital Trust I (BUCS), and the amendment of the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's capital stock. One of the purposes of the amendment is to permit a five-for-one split of TIMET's common stock to be effected in the form of a dividend of four additional shares of TIMET common stock for each share held on the effective date. The amendment was previously approved by TIMET's Board of Directors.

     The record date for the stock dividend by which the stock split will be effected (which is also the effective date of the stock split) has been set as the close of business on Thursday, August 19, 2004. As soon as practicable following the record date, each stockholder of record will be mailed a certificate or account statement (for those with accounts with the Company's transfer agent (American Stock Transfer and Trust Company) representing the new shares. Each currently outstanding stock certificate will continue to represent the same number of shares shown on its face following the effective date of the stock split. TIMET common stock will begin trading on a post-split basis beginning August 20, 2004.

     This press release is not a solicitation or recommendation to security holders in connection with the BUCS exchange offer. Security holders are urged to read carefully the Company's Prospectus, filed with the SEC and declared effective as of July 30, 2004, and its Schedule TO, filed with the SEC on July 30, 2004, copies of which have been mailed to all BUCS holders, because these documents contain important information concerning the BUCS exchange offer. Additional copies of the Prospectus and Schedule TO are available to security holders without charge by telephone (303-296-5600) or in writing (Investor Relations Department, Titanium Metals Corporation, 1999 Broadway, Suite 4300, Denver, Colorado 80202). In addition, security holders can obtain copies of the Prospectus and Schedule TO filed by TIMET with the Securities and Exchange Commission ("SEC") without charge on the SEC's website at http://www.sec.gov.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the Company's website at http://www.timet.com/.

                                     o o o o